UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

715 South Street, Mayville, Wisconsin 53050

(Address of principal executive offices, including zip code)

(920) 387-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2020, the Board of Directors of Mayville Engineering Company, Inc. (the “Company”) approved amendments to the Bylaws of the Company (as amended, the “Bylaws”). The amendments permit the Company to hold meetings of its shareholders by remote communication.

The foregoing description of the changes made to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The exhibits listed in the exhibit index below are being filed herewith.

EXHIBIT INDEX

Exhibit Number

3.1	Amendments to the Bylaws of Mayville Engineering Company, Inc. effective March 30, 2020.

3.2	Bylaws of Mayville Engineering Company, Inc., as amended through March 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: April 2, 2020	By:	/s/ Todd M. Butz
Todd M. Butz
Chief Financial Officer